LVIP SSGA S&P 500 Index Fund
(Standard and Service Class)
Summary Prospectus	May 1, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2019, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.
Investment Objective
The investment objective of the LVIP SSGA S&P 500 Index Fund (the “Fund”), is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index*.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.17%	0.17%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.24%	0.49%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$25	$ 77	$135	$306
Service Class	$50	$157	$274	$616
LVIP SSGA S&P 500 Index Fund	1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing in the securities that make up the S&P 500® Index*, although the Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund, under normal market conditions, invests at least 90% of its assets in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $4.7 billion to $890.5 billion as of March 15, 2019. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Fund has not yet invested new shareholder money.
*	The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Risks of Investments in a Particular Market Segment. Investing in a particular market segment may present unique risks and/or certain risks may affect that segment more significantly than other segments. The Fund may be subject to market segment risk in the areas of technology. A market segment may be more strongly affected by, for example, consumer and social trends, governmental regulations, commodity markets, interest rates, rapid technological change and/or worldwide economic or political events.
2	LVIP SSGA S&P 500 Index Fund

•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 15.77%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (13.92%).
	Average Annual Total Returns For periods ended 12/31/18
	1 year	5 years	10 years
LVIP SSGA S&P 500 Index Fund – Standard Class	(4.64%)	8.25%	12.83%
LVIP SSGA S&P 500 Index Fund – Service Class	(4.88%)	7.99%	12.55%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	(4.38%)	8.49%	13.12%
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
SSGA FM Portfolio Managers	Company Title	Experience with Fund
Michael Feehily, CFA	Senior Managing Director	Since May 2015
Keith Richardson	Vice President	Since May 2017
Karl Schneider, CAIA	Managing Director	Since May 2017
LVIP SSGA S&P 500 Index Fund	3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because the only shareholders of the Fund are the insurance companies offering the variable contracts, this prospectus does not discuss the federal income tax consequences for contract owners. Contract owners should consult their Contract Prospectus for information on the federal income tax consequences to them. Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4	LVIP SSGA S&P 500 Index Fund